UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07410

Exact name of registrant as specified in charter:	abrdn National Municipal Income Fund

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2024

Item 1. Reports to Stockholders.

abrdn National Municipal Income Fund (VFL)
Semi-Annual Report
March 31, 2024
abrdn.com

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Semi-Annual Report, which covers the activities of abrdn National Municipal Income Fund (formerly, Delaware Investments National Municipal Income Fund) (the “Fund”), for the six months ended March 31, 2024. The Fund’s investment objective is to seek to provide current income exempt from regular federal income tax, consistent with the preservation of capital.
Effective as of the close of business on July 7, 2023, abrdn Inc. (“abrdn”) assumed responsibility for the management of the Fund from Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust. As noted within the Fund’s proxy statement, the Fund’s name changed simultaneously with the change of investment manager. The Fund’s ticker symbol and CUSIP did not change.
Effective July 10, 2023, the Fund's fiscal year end was changed from March 31 to September 30. The first full cycle of the new fiscal year-end reporting began on October 1, 2023.
Total Investment Return1
For the six-month period ended March 31, 2024, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark is as follows:
NAV[2],[3]	19.80%
Market Price[2]	22.95%
Bloomberg Municipal Bond Index[4]	7.48%
For more information about Fund performance, please visit the Fund on the web at www.abrdnvfl.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents a comparison from current six-month period end to prior fiscal year end of market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
3/31/2024	$12.03	$10.36	-13.88%
9/30/2023	$10.26	$8.61	-16.08%
During the six-month period ended March 31, 2024, the Fund’s NAV was within a range of $9.71 to $12.24 and the Fund’s market price traded within a range of $7.94 to $10.42. During the six-month period ended March 31, 2024, the Fund’s shares traded within a range of a premium(+)/discount(-) of -13.21% to -18.65%.
Distribution Policy
As announced on March 13, 2024, the Fund increased its monthly distribution by 20%, from $0.0375 per share to $0.0450 per share, commencing with the distribution payable on April 30, 2024.
Under abrdn's management of the Fund, the weighting of below investment grade securities has been reduced while at the same time, the earnings yield of the portfolio has been increased, which has increased the Fund's monthly earnings and improved the credit quality of the portfolio. The Fund's last distribution change was

{foots1}
[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. NAV return data include investment management fees, custodial charges and administrative fees (such as Trustee and legal fees) and assumes the reinvestment of all distributions.
{foots1}
[2]	Assuming the reinvestment of dividends and distributions.
{foots1}
[3]	The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
{foots1}
[4]	The Bloomberg Municipal Bond Index consists of the long-term investment grade tax exempt bonds. Indexes are unmanaged and provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
abrdn National Municipal Income Fund	1

Letter to Shareholders  (unaudited)  (concluded)

announced in December 2023 when the Board approved an increase of 15%. Since abrdn assumed management of the Fund on July 7, 2023, the distribution has been cumulatively increased by approximately 38.5%.
Distributions to common shareholders for the six-month period ended March 31, 2024 totaled $0.21 per share. Based on the market price of $10.36 on March 31, 2024, the annualized distribution was 4.05%. Based on the NAV of $12.03 on March 31, 2024, the annualized distribution rate was 3.49%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.
On April 9, 2024 and May 9, 2024 the Fund announced that it will pay on April 30, 2024 and May 31, 2024, respectively a distribution of US $0.0450 per share to all shareholders of record as of April 23, 2024 and May 23, 2024, respectively.
The Fund's policy is to provide common shareholders with a stable monthly distribution out of current income. This policy is subject to an annual review as well as regular review at the Board of Trustees' (the "Board") quarterly meetings, unless market conditions require an earlier evaluation.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.
Portfolio Holdings Disclosure
The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.
Investor Relations Information
As part of abrdn’s commitment to shareholders, we invite you to visit the Fund on the web at www.abrdnvfl.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.
Enroll in abrdn’s email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences
Contact Us:
•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Christian Pittard
Christian Pittard
President

{foots1}
All amounts are U.S. Dollars unless otherwise stated.
2	abrdn National Municipal Income Fund

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark  for the six-month (not annualized), 1-year, 3-year, 5-year and 10-year periods ended March 31, 2024.
	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	19.80%	6.61%	-2.39%	0.99%	3.60%
Market Price	22.95%	1.45%	-3.24%	0.58%	3.21%
Bloomberg Municipal Bond Index	7.48%	3.13%	-0.41%	1.59%	2.66%
Performance of a $10,000 Investment (as of March 31, 2024)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
abrdn Inc. (the "Investment Manager") assumed responsibility for the management of the Fund as investment manager at the close of business on July 7, 2023. Performance prior to this date reflects the performance of an unaffiliated investment manager.
The performance above reflects fee waivers and/or expense reimbursements made by the Fund’s current investment manager. Absent such waivers and/or reimbursements, the Fund’s returns would be lower. Additionally, abrdn entered into an agreement with the Fund to limit investor relations services fees. This agreement aligns with the term of  the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended March 31, 2024. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.abrdnvfl.com or by calling 800-522-5465.
The annualized net operating expense ratio excluding fee waivers based on the six-month period ended March 31, 2024 was 4.44%. The annualized net operating expense ratio net of fee waivers based on the six-month period ended March 31, 2024 was 4.28%.The annualized net operating expenses net of fee waivers and excluding dividend expense based on the six-month period ended March 31, 2024 was 1.08%.
abrdn National Municipal Income Fund	3

Portfolio Summary   (unaudited)
As of March 31, 2024

Quality of Investments(1)
As of March 31, 2024, 62.3% of the Fund’s investments were invested in securities where either the issue or the issuer was rated “A” or better by S&P Global Ratings (“S&P”), Moody’s Investors Service, Inc. ("Moody's")  or Fitch Ratings, Inc. (“Fitch”) or, if unrated, was judged to be of equivalent quality by the Investment Manager. The following table shows the ratings of securities held by the Fund as of March 31, 2024:
Credit Rating	As a percentage of total investments
AAA	3.7%
AA	39.3%
A	19.3%
BBB	18.1%
BB	1.2%
B	0.1%
Below B	0.6%
Non-Rated	17.7%
100.0%
(1)	Generally, the credit ratings range from AAA (highest) to D (lowest). Where bonds held in the Fund are rated by multiple rating agencies (Moody’s, Fitch and S&P), the Higher of the ratings is used. This may not be consistent with data from the benchmark provider. Quality distribution represents ratings of the underlying securities held within the Fund, and not ratings of the Fund itself.
The following table shows the sector exposure of the securities held by the Fund as at March 31, 2024:
Sector Exposure	As a percentage of total investments
Hospital	17.0%
Higher Education	7.3%
Appropriations	6.0%
Gas Contract	6.0%
Continuing Care Retirement Communities	5.2%
Tobacco Master Securities	5.2%
Sale & Excise Tax	4.8%
Charter School	4.7%
Others	43.8%
100.0%
4	abrdn National Municipal Income Fund

Portfolio Summary   (unaudited)  (concluded)
As of March 31, 2024

The following table shows the state allocation of the securities held by the Fund as of March 31, 2024:
States	As a percentage of net assets
New York	20.1%
California	14.6%
Texas	14.3%
Puerto Rico	13.6%
Colorado	12.3%
Illinois	9.5%
Alabama	8.7%
Minnesota	8.4%
Georgia	7.7%
Pennsylvania	6.6%
Florida	6.5%
New Jersey	4.2%
Washington	4.1%
Ohio	3.9%
New Hampshire	3.7%
Wisconsin	3.7%
Idaho	3.6%
Arizona	3.4%
Massachusetts	2.8%
Tennessee	2.0%
Mississippi	2.0%
Other, less than 2% each	9.2%
Short-Term Investment	–
Liabilities in Excess of Other Assets	(64.9%)
100.0%
The following were the Fund’s top ten holdings as of March 31, 2024:
Top Ten Holdings	As a percentage of net assets
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A-1 07/01/2051	5.5%
GDB Debt Recovery Authority of Puerto Rico 08/20/2040	4.0%
Hillsborough County Industrial Development Authority, Series A 08/01/2055	3.7%
New York Liberty Development Corp., (BAM-TCRS), Series A 11/15/2046	3.6%
City of Austin Airport System Revenue 11/15/2052	3.5%
Municipal Electric Authority of Georgia, (BAM-TCRS), Series A 01/01/2056	3.5%
State of California 10/01/2050	3.4%
Irvine Facilities Financing Authority, Series A 05/01/2053	3.4%
Illinois Finance Authority, Series A 08/15/2051	3.1%
Golden State Tobacco Securitization Corp., Series B 06/01/2066	3.1%

abrdn National Municipal Income Fund	5

Portfolio of Investments (unaudited)
As of March 31, 2024

Shares or Principal Amount		Value
MUNICIPAL BONDS —164.9%
ALABAMA—8.7%
Black Belt Energy Gas District
VRDN, Series A, 4.00%, 12/01/2052	$3,000,000	$ 2,968,477
VRDN, Series A, 5.25%, 05/01/2055	600,000	648,474
VRDN, Series D-1, 5.50%, 06/01/2049	570,000	607,499
Jacksonville Public Educational Building Authority, (AGM), Series A, 5.25%, 08/01/2053	3,000,000	3,222,575
Southeast Alabama Gas Supply District, VRDN, Series A, 5.00%, 08/01/2054	4,000,000	4,276,651
Walker County Economic & Industrial Development Authority, VRDN, 4.65%, 08/01/2063	500,000	500,000
West Jefferson Industrial Development Board, VRDN, 4.55%, 12/01/2038	600,000	600,000
Total Alabama		12,823,676
ARIZONA—3.4%
Arizona Industrial Development Authority
Series A, 7.75%, 07/01/2050(a)(b)	725,000	43,500
Series A, 4.50%, 07/01/2054	1,115,000	989,276
Series B, 5.00%, 01/01/2049	70,000	35,799
Series D-2, 7.75%, 01/01/2054(a)	50,000	22,260
Maricopa County Industrial Development Authority, Series A, 3.00%, 09/01/2051	1,000,000	736,116
Salt River Project Agricultural Improvement & Power District, Series A, 5.00%, 01/01/2047	3,000,000	3,197,502
Total Arizona		5,024,453
ARKANSAS—0.8%
City of Osceola, VRDN, 5.50%, 04/01/2036	1,165,000	1,164,699
CALIFORNIA—14.6%
California Community Choice Financing Authority, VRDN, Series C, 5.25%, 01/01/2054	2,000,000	2,107,534
California Health Facilities Financing Authority, Series A-2, 5.00%, 11/01/2047	1,000,000	1,175,397
City & County of San Francisco Special Tax District No., Series B, 5.25%, 09/01/2049(a)	550,000	462,245
Golden State Tobacco Securitization Corp.
Series A-1, 5.00%, 06/01/2051	1,500,000	1,571,825
Series B, 0.00%06/01/2066(c)	40,820,000	4,610,019
Inland Empire Tobacco Securitization Corp.
0.00%06/01/2057(a)(c)	3,900,000	310,288
0.00%06/01/2057(a)(c)	2,500,000	162,717
Irvine Facilities Financing Authority, Series A, 4.25%, 05/01/2053	5,000,000	5,008,913
State of California, 4.00%, 10/01/2050	5,000,000	5,009,962
Tobacco Securitization Authority of Southern California
0.00%06/01/2046(c)	3,015,000	505,249
0.00%06/01/2046(c)	3,235,000	650,291
Total California		21,574,440
COLORADO—12.3%
Beacon Point Metropolitan District, (AGM), 5.00%, 12/01/2030	600,000	613,317
Shares or Principal Amount		Value

City & County of Denver Airport System Revenue, Series A, 5.00%, 12/01/2048	$1,000,000	$ 1,024,021
Colorado Educational & Cultural Facilities Authority
(MORAL OBLG), 5.00%, 08/15/2034	1,000,000	1,005,061
(Pre-refunded @ $100.000000, 04/01/2025), 5.25%, 04/01/2045(a)	700,000	711,611
5.00%, 12/15/2045(a)	500,000	499,899
4.00%, 05/01/2046	25,000	21,373
5.25%, 07/01/2046(a)	500,000	489,046
5.13%, 11/01/2049	765,000	750,021
Colorado Health Facilities Authority
8.00%, 08/01/2043	1,660,000	1,659,748
5.00%, 12/01/2054(a)	525,000	329,092
Series A, 5.00%, 12/01/2035	1,000,000	1,004,206
Series A, 5.00%, 11/01/2044	1,465,000	1,543,276
Series A, 5.00%, 05/15/2049	500,000	331,522
Series A, 4.00%, 11/15/2050	500,000	476,419
Series A, 6.25%, 12/01/2050(a)	505,000	341,230
Series A, 3.00%, 11/15/2051	2,000,000	1,496,858
Series A-1, 5.00%, 09/15/2048	750,000	675,702
Series A-2, 5.00%, 08/01/2044	290,000	302,687
Denver Health & Hospital Authority, 4.00%, 12/01/2038	500,000	466,902
Fountain Urban Renewal Authority, Series A, 5.50%, 11/01/2044	655,000	649,988
Public Authority for Colorado Energy
6.25%, 11/15/2028	865,000	918,317
6.50%, 11/15/2038	2,250,000	2,781,860
Total Colorado		18,092,156
DISTRICT OF COLUMBIA—0.5%
District of Columbia, 5.00%, 06/01/2050	760,000	694,461
FLORIDA—6.5%
Capital Projects Finance Authority, Series A-1, 5.00%, 11/01/2058	1,000,000	998,767
Capital Trust Authority
Series A, 6.00%, 06/15/2054(a)	205,000	209,773
Series A, 6.13%, 06/15/2060(a)	325,000	333,061
Collier County Industrial Development Authority, (AGM), Series A, 5.00%, 10/01/2054	250,000	264,991
Escambia County Health Facilities Authority, Series A, 4.00%, 08/15/2050	1,150,000	984,977
Florida Development Finance Corp., Series A, 4.00%, 12/15/2051(a)	1,680,000	1,338,178
Hillsborough County Industrial Development Authority, Series A, 3.50%, 08/01/2055	6,875,000	5,436,547
Total Florida		9,566,294
GEORGIA—7.7%
Municipal Electric Authority of Georgia
(BAM-TCRS), Series A, 5.00%, 01/01/2056	5,000,000	5,101,673
Series A, 4.00%, 01/01/2059	4,000,000	3,658,362
(BAM-TCRS), Series A, 5.00%, 01/01/2063	2,500,000	2,550,836
Total Georgia		11,310,871
GUAM—0.7%
Port Authority of Guam, Series A, 5.00%, 07/01/2048	1,050,000	1,065,440

6	abrdn National Municipal Income Fund

Portfolio of Investments (unaudited)  (continued)
As of March 31, 2024

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
IDAHO—3.6%
Idaho Health Facilities Authority, Series A, 3.00%, 03/01/2051	$4,630,000	$ 3,431,368
Idaho Housing & Finance Association
Series A, 4.00%, 07/15/2039	1,000,000	1,014,747
(SCH BD GTY), Series A, 4.00%, 05/01/2050	1,055,000	933,975
Total Idaho		5,380,090
ILLINOIS—9.5%
Chicago Board of Education Dedicated Capital Improvement Tax
5.00%, 04/01/2045	585,000	617,729
5.00%, 04/01/2046	905,000	912,319
(BAM-TCRS), 5.75%, 04/01/2048	4,000,000	4,492,437
Chicago O'Hare International Airport, Series B, 5.00%, 01/01/2031	750,000	750,504
Illinois Finance Authority
Series A, 5.00%, 10/01/2048	1,000,000	1,066,520
Series A, 5.00%, 08/15/2051	4,355,000	4,615,487
Series A, 5.25%, 10/01/2053	500,000	542,038
St. Clair County Community Unit School District No. 187 Cahokia
(AGM), Series A, 5.00%, 01/01/2049	320,000	337,014
(AGM), Series A, 5.00%, 01/01/2054	600,000	628,864
Total Illinois		13,962,912
INDIANA—0.0%
Town of Shoals, 7.25%, 11/01/2043	25,000	25,040
LOUISIANA—0.3%
Louisiana Offshore Terminal Authority, VRDN, Series A, 4.20%, 09/01/2033	500,000	510,955
MASSACHUSETTS—2.8%
Massachusetts Development Finance Agency
Series N, 5.25%, 10/01/2039	580,000	609,101
Series N, 5.00%, 10/01/2043	1,075,000	1,089,925
Massachusetts Port Authority, Series B, 4.00%, 07/01/2046	2,500,000	2,361,495
Total Massachusetts		4,060,521
MINNESOTA—8.4%
City of Anoka, 5.38%, 11/01/2034	610,000	599,600
City of Apple Valley
Series B, 5.00%, 01/01/2047	715,000	429,299
Series D, 7.00%, 01/01/2037	685,000	437,331
Series D, 7.25%, 01/01/2052	1,035,000	587,099
City of Bethel Housing & Health Care Facilities Revenue, Series A, 5.50%, 12/01/2048	500,000	450,211
City of Brooklyn Park
Series A, 5.00%, 03/01/2034	860,000	831,896
Series A, 5.00%, 03/01/2039	170,000	159,280
City of Crookston, 5.00%, 05/01/2051	1,390,000	963,136
City of Hayward, 5.75%, 02/01/2044	500,000	415,748
City of Maple Grove, 5.00%, 09/01/2030	865,000	879,828
City of Minneapolis
5.00%, 11/01/2035	220,000	205,119
5.25%, 11/01/2045	850,000	770,512
Series A, 5.00%, 11/15/2033	500,000	510,902
Series A, 5.00%, 11/15/2034	500,000	510,669
Shares or Principal Amount		Value

City of Otsego, Series A, 5.00%, 09/01/2034	$230,000	$ 223,090
City of Rochester, Series A, 6.88%, 12/01/2048	1,220,000	1,219,945
City of Shakopee, 4.00%, 09/01/2031	205,000	200,688
City of St. Cloud, Series A, 5.00%, 04/01/2046	375,000	307,757
Housing & Redevelopment Authority of The City of St. Paul Minnesota
(Pre-refunded @ $100.000000, 11/15/2025), Series A, 5.00%, 11/15/2029	395,000	404,599
Series A, 5.00%, 07/01/2030	1,000,000	1,014,951
(Pre-refunded @ $100.000000, 11/15/2025), Series A, 5.00%, 11/15/2030	290,000	297,047
Series A, 5.50%, 07/01/2038(a)	240,000	243,177
Series A, 5.30%, 07/01/2045	630,000	615,811
JPMorgan Chase Putters/Drivers Trust, VRDN, 5.00%, 10/09/2024(a)	100,000	100,000
Total Minnesota		12,377,695
MISSISSIPPI—2.0%
Mississippi Business Finance Corp., VRDN, Series A, 4.79%, 11/01/2032	2,940,000	2,940,000
MISSOURI—1.0%
Health & Educational Facilities Authority of the State of Missouri, (BAM-TCRS), 4.00%, 06/01/2053	1,630,000	1,533,613
NEW HAMPSHIRE—3.7%
New Hampshire Business Finance Authority
Series 2, 4.25%, 07/20/2041	2,342,856	2,323,518
Series A, 5.25%, 07/01/2048	1,250,000	1,291,282
Series A, 4.00%, 07/01/2051	2,000,000	1,915,448
Total New Hampshire		5,530,248
NEW JERSEY—4.2%
New Jersey Housing & Mortgage Finance Agency, (FHA 221(D4) GNMA COLL), Series B, 5.25%, 12/20/2065	425,000	441,870
New Jersey Transportation Trust Fund Authority, (BAM-TCRS), Series AA, 4.00%, 06/15/2050	2,210,000	2,163,677
New Jersey Turnpike Authority, Series B, 4.13%, 01/01/2054	1,000,000	976,940
South Jersey Transportation Authority, (BAM-TCRS), Series A, 5.00%, 11/01/2045	2,455,000	2,599,958
Total New Jersey		6,182,445
NEW YORK—20.1%
City of New York, Series B-1, 5.25%, 10/01/2047	1,500,000	1,649,813
Metropolitan Transportation Authority, (BAM), Series A, 4.00%, 11/15/2048	445,000	424,829
New York City Housing Development Corp.
Series A, 4.85%, 11/01/2053	500,000	509,093
Series A, 5.00%, 05/01/2063	2,000,000	2,079,507
New York City Transitional Finance Authority Future Tax Secured Revenue, Series A, 5.00%, 05/01/2047	2,000,000	2,174,770
New York Liberty Development Corp., (BAM-TCRS), Series A, 2.88%, 11/15/2046	7,000,000	5,306,255

abrdn National Municipal Income Fund	7

Portfolio of Investments (unaudited)  (continued)
As of March 31, 2024

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
NEW YORK (continued)
New York State Dormitory Authority
(AGM), Series A, 3.00%, 09/01/2050	$5,600,000	$ 4,143,599
Series E, 3.00%, 03/15/2050	2,500,000	1,935,120
New York State Thruway Authority, Series C, 5.00%, 03/15/2053	4,000,000	4,291,464
New York Transportation Development Corp.
6.00%, 04/01/2035	500,000	567,017
6.00%, 06/30/2054	500,000	554,121
5.38%, 06/30/2060	500,000	528,425
State of New York Mortgage Agency Homeowner Mortgage Revenue, (SONYMA), Series 250, 4.90%, 10/01/2053	3,500,000	3,551,590
Suffolk Regional Off-Track Betting Co., 6.00%, 12/01/2053	200,000	203,560
Westchester County Local Development Corp.
(AGM), 5.75%, 11/01/2048	200,000	232,237
Series A, 5.00%, 05/01/2034	1,500,000	1,500,628
Total New York		29,652,028
NORTH CAROLINA—0.7%
North Carolina Medical Care Commission
Series 2024B-1, 4.25%, 10/01/2028	220,000	221,077
Series A, 5.13%, 10/01/2054	790,000	812,014
Total North Carolina		1,033,091
OHIO—3.9%
Buckeye Tobacco Settlement Financing Authority
Series A-2, 4.00%, 06/01/2048	3,000,000	2,784,426
Series B-2, 5.00%, 06/01/2055	2,105,000	1,990,631
County of Cuyahoga, 5.50%, 02/15/2057	1,000,000	1,014,020
Total Ohio		5,789,077
OREGON—1.5%
Union County Hospital Facility Authority
5.00%, 07/01/2039	1,665,000	1,707,615
5.00%, 07/01/2047	500,000	500,963
Total Oregon		2,208,578
PENNSYLVANIA—6.6%
City of Philadelphia, Series A, 4.00%, 05/01/2042	500,000	495,801
Huntingdon County General Authority, Series T, 5.00%, 10/01/2051	2,500,000	2,378,914
Montgomery County Higher Education & Health Authority
Series A, 5.00%, 09/01/2043	3,515,000	3,616,961
(AGM-CR), Series B, 4.00%, 05/01/2056	3,500,000	3,245,018
Total Pennsylvania		9,736,694
PUERTO RICO—13.6%
Commonwealth of Puerto Rico
Series A1, 4.00%, 07/01/2037	99,821	96,326
Series A1, 4.00%, 07/01/2046	2,340,000	2,145,618
GDB Debt Recovery Authority of Puerto Rico, 7.50%, 08/20/2040	6,233,536	5,968,611
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, 5.00%, 07/01/2035	360,000	387,716
Shares or Principal Amount		Value

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
Series A-1, 0.00%07/01/2051(c)	$34,613,000	$ 8,068,730
Series A-1, 4.75%, 07/01/2053	3,480,000	3,463,401
Total Puerto Rico		20,130,402
SOUTH CAROLINA—1.6%
Clemson University, Series A, 4.00%, 05/01/2049	2,500,000	2,416,270
TENNESSEE—2.0%
Knox County Health Educational & Housing Facility Board, (BAM), Series A-1, 5.00%, 07/01/2064	450,000	473,893
Metropolitan Nashville Airport Authority, Series B, 5.00%, 07/01/2040	2,500,000	2,516,777
Total Tennessee		2,990,670
TEXAS—14.3%
Board of Regents of the University of Texas System, Series B, 5.00%, 08/15/2049	1,000,000	1,169,917
City of Austin Airport System Revenue, 5.00%, 11/15/2052	5,000,000	5,231,465
Clifton Higher Education Finance Corp.
(PSF-GTD), 4.25%, 04/01/2048	2,000,000	1,975,327
(PSF-GTD), Series A, 4.00%, 08/15/2044	560,000	541,305
(PSF-GTD), Series A, 4.13%, 08/15/2049	160,000	154,357
(PSF-GTD), Series A, 4.25%, 08/15/2053	35,000	33,945
Klein Independent School District, (PSF-GTD), 4.00%, 08/01/2043	2,000,000	2,000,511
London Independent School District, (PSF-GTD), 4.00%, 08/15/2052	2,500,000	2,389,602
New Hope Cultural Education Facilities Finance Corp.
Series A, 5.00%, 07/01/2051	135,000	92,475
Series B, 4.75%, 07/01/2051	160,000	73,600
Texas Municipal Gas Acquisition & Supply Corp. IV, VRDN, Series B, 5.50%, 01/01/2054	2,250,000	2,518,330
Texas Private Activity Bond Surface Transportation Corp.
5.00%, 12/31/2055	955,000	924,345
5.00%, 06/30/2058	3,985,000	4,030,479
Total Texas		21,135,658
UTAH—1.3%
City of Salt Lake City Airport Revenue, (AGM-CR), Series A, 4.00%, 07/01/2051	2,000,000	1,844,383
VIRGINIA—0.8%
Henrico County Economic Development Authority, Series A, 5.00%, 10/01/2052	1,200,000	1,217,460
WASHINGTON—4.1%
Skagit County Public Hospital District No. 1, 5.50%, 12/01/2054	900,000	955,543
Washington Higher Education Facilities Authority, 4.00%, 04/01/2047	3,000,000	2,835,661
Washington State Housing Finance Commission, 6.38%, 07/01/2063(a)	2,125,000	2,324,669
Total Washington		6,115,873

8	abrdn National Municipal Income Fund

Portfolio of Investments (unaudited)  (concluded)
As of March 31, 2024

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
WISCONSIN—3.7%
Public Finance Authority
6.25%, 02/01/2039(a)	$3,040,000	$ 3,120,918
5.00%, 06/15/2049	500,000	480,921
7.00%, 12/01/2050(a)	380,000	370,511
Series A, 5.00%, 02/01/2062	1,475,000	1,475,157
Total Wisconsin		5,447,507
Total Municipal Bonds		243,537,700
SHORT-TERM INVESTMENT—0.0%
BlackRock Liquidity Funds MuniCash, Institutional shares	1	1
Total Short-Term Investment		1
Total Investments (Cost $241,263,445)—164.9%		243,537,701
Liabilities in Excess of Other Assets—(64.9%)		(95,841,253)
Net Assets—100.0%		$147,696,448

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Security is in default.
(c)	Zero coupon bond. Rate represents yield to maturity.

VRDN	Variable Rate Demand Note

See Notes to Financial Statements.

abrdn National Municipal Income Fund	9

Statement of Assets and Liabilities  (unaudited)
As of March 31, 2024

Assets
Investments, at value (cost $241,263,444)	$ 243,537,700
Short-term investments, at value (cost $1)	1
Receivable for investments sold	3,827,693
Interest and dividends receivable	3,061,642
Prepaid expenses in connection with preferred shares	21,515
Prepaid expenses	5,634
Total assets	250,454,185
Liabilities
Liquidation value of preferred shares	99,000,000
Payable for investments purchased	3,112,580
Due to custodian	355,702
Investment management fees payable (Note 3)	74,098
Trustee fees payable	65,956
Investor relations fees payable (Note 3)	18,321
Administration fees payable (Note 3)	16,774
Other accrued expenses	114,306
Total liabilities	102,757,737

Net Assets	$147,696,448
Composition of Net Assets
Common stock (par value $0.001 per share) (Note 5)	$ 12,278
Paid-in capital in excess of par	180,187,892
Accumulated loss	(32,503,722)
Net Assets	$147,696,448
Net asset value per share based on 12,278,003 shares issued and outstanding	$12.03

See Notes to Financial Statements.
10	abrdn National Municipal Income Fund

Statement of Operations  (unaudited)
For the Six-Months Ended March 31, 2024

Net Investment Income
Investment Income:
Interest and amortization of discount and premium and other income	$ 5,925,342
Total investment income	5,925,342
Expenses:
Investment management fee (Note 3)	479,039
Trustees' fees and expenses	100,446
Administration fee (Note 3)	95,808
Investor relations fees and expenses (Note 3)	40,580
Legal fees and expenses	38,623
Independent auditors’ fees and tax expenses	38,135
Insurance expense	23,768
Reports to shareholders and proxy solicitation	16,038
Transfer agent’s fees and expenses	8,053
Custodian’s fees and expenses	4,857
Miscellaneous	25,643
Total operating expenses, excluding dividend expense	870,990
Dividend expense on preferred shares (Note 6)	2,248,723
Total operating expenses before reimbursed/waived expenses	3,119,713
Less: Investor relations fee waiver (Note 3)	(5,450)
Expenses waived (Note 3)	(109,941)
Net expenses	3,004,322

Net Investment Income	2,921,020
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investments	(3,599,530)
(3,599,530)
Net change in unrealized appreciation/(depreciation) on:
Investments	24,942,925
24,942,925
Net realized and unrealized gain from investments	21,343,395
Change in Net Assets Resulting from Operations	$24,264,415

See Notes to Financial Statements.
abrdn National Municipal Income Fund	11

Statements of Changes in Net Assets

	For the Six-Month Period Ended March 31, 2024 (unaudited)	For the Period From April 1, 2023 to September 30, 2023	For the Year Ended March 31, 2023(a)
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$2,921,020	$2,958,343	$8,659,677
Net realized loss from investments	(3,599,530)	(4,724,472)	(24,543,349)
Net change in unrealized appreciation/(depreciation) on investments	24,942,925	(14,222,498)	(10,657,292)
Net increase/(decrease) in net assets resulting from operations	24,264,415	(15,988,627)	(26,540,964)
Distributions to Shareholders From:
Distributable earnings	(2,578,381)	(2,701,161)	(8,622,394)
Return of capital	–	–	(1,132,057)
Net decrease in net assets from distributions	(2,578,381)	(2,701,161)	(9,754,451)
Cost of Shares Redeemed	–	–	(103,710,362)
Change in net assets	21,686,034	(18,689,788)	(140,005,777)
Net Assets:
Beginning of period	126,010,414	144,700,202	284,705,979
End of period	$147,696,448	$126,010,414	$144,700,202

(a)	Audited by a different independent registered public accounting firm.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
12	abrdn National Municipal Income Fund

Statement of Cash Flows  (unaudited)
For the Six-Months Ended  March 31, 2024

Cash flows from operating activities:
Net increase/(decrease) in net assets resulting from operations	$ 24,264,415
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(87,878,090)
Investments sold and principal repayments	87,796,531
Increase in short-term investments, excluding foreign government	(1)
Net amortization/accretion of premium/(discount)	(445,732)
Increase in interest, dividends and other receivables	(95,054)
Increase in prepaid expenses	(16,969)
Increase in accrued investment advisory fees payable	74,098
Decrease in other accrued expenses	(93,586)
Net change in unrealized appreciation of investments	(24,942,925)
Net realized loss on investments transactions	3,599,530
Net cash provided by operating activities	2,511,212
Cash flows from financing activities:
Increase in payable to custodian	67,169
Distributions paid to shareholders	(2,578,381)
Net cash used in financing activities	(2,511,212)
Unrestricted and restricted cash and foreign currency, beginning of period	–
Unrestricted and restricted cash and foreign currency, end of period	$–
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowing	$2,248,723
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
abrdn National Municipal Income Fund	13

Financial Highlights

	For the Six-Months Ended March 31,	For the Period From April 1, 2023 to September 30,	For the Fiscal Years Ended March 31,
	2024 (unaudited)	2023 (a)(b)	2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE(c):
Net asset value per common share, beginning of period	$10.26	$11.79	$13.59	$14.84	$13.71	$14.44	$14.34
Net investment income(d)	0.24	0.24	0.47	0.51	0.58	0.54	0.59
Net realized and unrealized gains/(losses) on investments	1.74	(1.55)	(1.73)	(1.12)	1.12	(0.57)	0.11
Total from investment operations applicable to common shareholders	1.98	(1.31)	(1.26)	(0.61)	1.70	(0.03)	0.70
Distributions to common shareholders from:
Net investment income	(0.21)	(0.22)	(0.48)	(0.54)	(0.51)	(0.55)	(0.60)
Net realized gains	–	–	–	(0.10)	(0.06)	(0.15)	–
Return of capital	–	–	(0.06)	–	–	–	–
Total distributions	(0.21)	(0.22)	(0.54)	(0.64)	(0.57)	(0.70)	(0.60)
Net asset value per common share, end of period	$12.03	$10.26	$11.79	$13.59	$14.84	$13.71	$14.44
Market price, end of period	$10.36	$8.61	$10.67	$12.65	$13.12	$12.24	$12.69
Total Investment Return Based on(e):
Market price	22.95%	(17.48%)	(11.51%)	0.92%	12.11%	1.35%	5.56%
Net asset value	19.80%	(11.01%)	(9.25%)	(4.15%)	13.20%	(0.24%)	5.71%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$147,696	$126,010	$144,700	$284,706	$67,182	$62,085	$65,399
Average net assets applicable to common shareholders (000 omitted)(f)	$140,519	$141,600	$–	$–	$–	$–	$–
Net operating expenses, net of fee waivers	4.28%(g)	4.11%(g)	2.89%	1.57%	1.66%	2.27%	2.31%
Net operating expenses, excluding fee waivers	4.44%(g)	4.58%(g)	2.89%	1.57%	1.66%	2.27%	2.31% See Notes to Financial Statements.
14	abrdn National Municipal Income Fund

Financial Highlights  (concluded)

	For the Six-Months Ended March 31,	For the Period From April 1, 2023 to September 30,	For the Fiscal Years Ended March 31,
	2024 (unaudited)	2023 (a)(b)	2023	2022	2021	2020	2019
Net operating expenses, net of fee waivers, excluding dividend expense	1.08%(g)	1.01%(g)	1.39%	1.04%	1.02%	1.11%	1.05%
Net Investment income(h)	4.16%(g)	4.17%(g)	3.83%	3.45%	4.03%	3.69%	4.19%
Portfolio turnover	64%(i)	65%	94%	75%	19%	33%	16%
Total leverage (preferred stock) outstanding (000 omitted)(j)	$99,000	$99,000	$99,000	$135,000	$30,000	$30,000	$30,000
Asset coverage per $1,000 on total leverage at period end(j)	$249,188	$227,283	$246,162	$310,893	$323,942	$306,949	$317,996
Liquidation value per share of preferred shares(j)	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000

(a)	Effective as of the close of business on July 7, 2023, abrdn assumed responsibility for the management of the Fund from Delaware Management Company, a series of Macquarie Investment Management Business Trust.
(b)	Beginning with the period ended September 30, 2023, the Fund’s financial statements were audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.
(c)	Based on average shares outstanding.
(d)	Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.18, $0.18, $0.28, $0.08, $0.08, $0.17, and $0.18 per share for the six months ended March 31, 2024, the period ended September 30, 2023 and for the years ended March 31, 2023, 2022, 2021, 2020, and 2019, respectively.
(e)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(f)	Average net assets applicable to common shareholders were not shown for the fiscal years ended March 31, 2023, 2022, 2021, 2020, and 2019.
(g)	Annualized.
(h)	The annualized ratio of net investment income excluding dividend expense to average net assets for the six months ended March 31, 2024 and the period ended September 30, 2023 was 7.36% and 6.80%, respectively. The ratio of net investment income excluding dividend expense to average net assets for the years ended March 31, 2023, 2022, 2021, 2020, and 2019 were 5.33%, 3.98%, 4.67%, 4.84%, and 5.45%, respectively.
(i)	Not annualized.
(j)	In March 2012, the Fund issued a series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2017 Shares). The Series 2017 Shares were redeemed on February 2, 2016 and replaced with Series 2021 Shares, which were the same amount and value as the Fund’s Series 2017 Shares. On April 25, 2019, the Fund redeemed the Series 2021 Shares, and replaced them with Series 2049 Muni-MultiMode Preferred Shares (Series 2049), which have the same amount and value as the Series 2021 Shares. When the Fund acquired Delaware Investments Colorado Municipal Income Fund, Inc. and Delaware Investments Minnesota Municipal Income Fund II, Inc. on February 11, 2022, it also acquired the Series 2049 preferred shares used as leverage by those funds, which are reflected in the value of preferred shares outstanding in the table above. 36,000,000 were redeemed to Fund the tender offer on December 16, 2022.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
abrdn National Municipal Income Fund	15

Notes to  Financial Statements (unaudited)
March 31, 2024

1.  Organization
abrdn National Municipal Income Fund (formerly, Delaware Investments National Muncipal Income Fund) (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company. The Fund is diversified for purposes of the 1940 Act. The Fund’s investment objective is to seek to provide current income exempt from regular federal income tax, consistent with the preservation of capital.
Effective close of business on July 7, 2023, abrdn Inc. (“abrdn” or the "Investment Manager") assumed responsibility for the management of the Fund from Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust.  As noted within the Fund’s proxy statement, the Fund’s name changed simultaneously with the change of investment manager. The Fund’s ticker symbol and CUSIP did not change.
Effective July 10, 2023, the Fund's fiscal year end was changed from March 31 to September 30. The first full cycle of the new fiscal year-end reporting began on October 1, 2023.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the "Board") designated abrdn Inc, the Fund's Investment Manager, as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Valuation Designee generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower, or higher, prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date

16	abrdn National Municipal Income Fund

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Investment Manager may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
The following is a summary of the inputs used as of March 31, 2024 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Municipal Bonds	$–	$243,537,700	$–	$243,537,700
Short-Term Investment	1	–	–	1
Total Investments	$1	$243,537,700	$–	$243,537,701
Total Investment Assets	$1	$243,537,700	$–	$243,537,701
Amounts listed as “–” are $0 or round to $0.
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"), as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis.
Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.
d.  Distributions:
The Fund intends to make regular monthly distributions of net investment income to holders of common shares. The Fund expects to pay their common shareholders annually all or substantially all of their investment company taxable income. In addition, at least annually,

abrdn National Municipal Income Fund	17

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

the Fund intends to distribute all or substantially all of their net capital gains, if any.
Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to common shareholders are recorded on the ex-dividend date.
Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.
e.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” ("RIC") by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended September 30, 2023 are subject to such review.
3.  Agreements and Transactions with Affiliates
a.  Investment Manager:
Effective as of the close of business July 7, 2023 abrdn serves as the Fund’s Investment Manager pursuant to an investment management agreement (the “Management Agreement”) with the Fund. The Investment Manager is a wholly-owned indirect subsidiary of abrdn plc. In rendering management services, the Investment Manager may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Investment Manager.
As compensation for its services to the Fund, the Investment Manager receives an annual investment advisory fee at an annual rate of 0.40% of the average daily "Managed Assets" of the Fund during the month. "Managed Assets" are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund's accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). For the fiscal period ended March 31, 2024, the Fund paid the Investment Manager $479,039.
Effective July 8, 2023 the Investment Manager entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through July 10, 2025. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any leverage costs, taxes, interest, brokerage commissions, and any non-routine expenses) from exceeding 1.07% of the average daily net assets of the Fund on an annualized basis. The total amount of the waiver for the fiscal period ended March 31, 2024 pursuant to the Expense Limitation Agreement was $109,941.
The Investment Manager may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Investment Manager limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Investment Manager, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).
As of March 31, 2024, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to the Investment Manager from the Fund, based on expenses reimbursed by the Investment Manager, including adjustments described above, would be:
Amount Fiscal Year 2023 (Expires 09/30/26)	$325,793
Amount Period End 2024 (Expires 09/30/27)	$109,941
Total*	$435,734

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
b.  Fund Administrator:
Effective as of the close of business July 7, 2023, abrdn is the Fund’s Administrator. Pursuant to the Administration Agreement, abrdn Inc. receives a fee paid by the Fund, at an annual fee rate of 0.08% of the Fund’s average daily net assets. State Street Bank and Trust Company

18	abrdn National Municipal Income Fund

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

serves as the Fund's Sub-Administrator. For the six-month period ended March 31, 2024 pursuant to the Administration Agreement, abrdn Inc. earned $95,808 from the Fund for administration services.
c.  Investor Relations:
Effective as of the close of business on July 7, 2023, under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by the Investment Manager or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, Investor Relations Services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn Inc.
Pursuant to the terms of the Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by abrdn Inc.), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.
During the six-month period ended March 31, 2024, the Fund incurred investor relations fees of approximately $40,580. For the six-month period ended March 31, 2024, abrdn Inc. bore $5,450 of the investor relations cost allocated to the Fund because the investor relations fees were above 0.05% of the Fund’s average weekly net assets on an annual basis.
d.  Purchase/Sale Transactions Between Affiliates
The Fund is permitted to buy or sell securities with funds that have a common investment manager (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the 1940 Act (“Rule 17a-7”). During the six-month period ended March 31, 2024, the Fund did not engage in any purchases of securities pursuant to Rule 17a-7.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended March 31, 2024, were $112,314,788 and $113,048,342, respectively.
5.  Capital
The Fund is authorized to issue an unlimited number of common shares of beneficial interest at par value $0.001 per common share. As of March 31, 2024, there were 12,278,003 shares of common stock issued and outstanding. Shares issuable under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc., in the open market. During the period from October 31, 2023 to March 31, 2024 and the period April 1, 2023 to September 30, 2023 and the years ended March 31, 2023 and March 31, 2022, the Fund did not issue any shares under its dividend reinvestment plan.
6.  Muni-MultiMode Preferred Shares
On April 25, 2019, the Fund priced private offerings to a qualified institutional buyer, as defined pursuant to Rule 144A under the 1933 Act, of approximately $30 million of Muni-MultiMode Preferred Shares, Series 2049 ("MMP"), with a $100,000 liquidation value per share. The Fund used the net proceeds from each offering to redeem its outstanding Variable Rate MuniFund Term Preferred Shares, Series 2021 ("VMTP"). The Fund issued MMP shares in the same amount and value as its previously outstanding VMTP shares. On February 11, 2022, the Fund acquired the assets of Delaware Investments Colorado Municipal Income Fund, Inc. (“VCF”) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (“VMM”), which included Series 2049 MMP preferred shares issued by each of VCF and VMM used as leverage (the “Reorganization”). The Reorganization caused the Fund’s total preferred shares outstanding to equal $135 million, with VCF’s Series 2049 MMP preferred shares becoming Series 2 and VMM’s Series 2049 MMP preferred shares becoming Series 3 of the MMP shares issued by the Fund. The Fund’s original tranche of Series 2049 MMP preferred shares is Series 1. The terms of the Series 2 and Series 3 MMP shares are substantially similar to those of the Series 1. In connection with the  2022 tender offer the Fund accordingly reduced its outstanding MMP Preferred Shares by redeeming 360 Preferred Shares at the $100,000 liquidation preference per share, plus an additional amount representing the final accumulated dividend amounts owed to be paid to preferred shareholders. The redemption occurred on December 20, 2022. After this the total preferred shares outstanding was $99,000,000.
The MMP shares are a floating rate form of preferred stock with a mandatory term redemption. The mandatory term redemption date for these offerings is April 1, 2049. MMP shares have the option at either the request of the purchaser or issuer to be converted to a variable rate demand preferred (“VRDP”) structure. The converted

abrdn National Municipal Income Fund	19

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

VRDP shares could then be offered for sale to certain institutional investors. The VRDP could continue to remain outstanding for the remainder of the MMP shares’ 30-year term. MMP dividends are set weekly at a spread to the Securities Industry and Financial Markets Association Municipal Swap Index. MMP shares represent the preferred stock of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends. MMP shares are redeemable at par. The Fund may be obligated to redeem certain of the MMP shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. Dividends on MMP shares are set weekly, and are based on a short-term index rate plus an additional spread that is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the MMP shares by Fitch Ratings (“Fitch”).
The weighted average dividend rate for all of the Fund’s MMP shares for the period ended March 31, 2024 is 4.53%. The average balance for the  period ended March 31, 2024 was $99,000,000.
The Fund uses leverage because its managers believe that, over time, leveraging may provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage; accordingly, the use of structural leverage may hurt the Fund’s overall performance. Leverage may also cause the Fund to incur certain costs. In the event that the Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch, funding dividend payments, or funding redemptions), the Fund will pay additional fees with respect to the leverage.
For financial reporting purposes, the MMP shares are considered debt of the issuer; therefore, the liquidation value which approximates fair value of the MMP shares is recorded as a liability in the "Statement of assets and liabilities". Dividends accrued and paid on the MMP shares are included as a component of dividend expense on preferred shares in the "Statement of operations". The MMP shares are treated as equity for legal and tax purposes. Dividends paid to holders of the MMP shares are generally classified as tax-exempt income for tax-reporting purposes.
7.  Portfolio Investment Risks
a.  Credit and Market Risk:
A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.
b.  Geographic Focus Risk:
The Fund's performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Fund investing a large percentage of its assets in issuers located in a single state,  small number of states, or a particular geographic region. Also, the Fund's performance may be more closely tied to the market, economic, or regulatory conditions in those states, regions, or municipalities.
c.  High-Yield Bonds and Other Lower-Rated Securities Risk:
The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
d.  Interest Rate Risk:
The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.
The Fund may be subject to a greater risk of rising interest rates due to current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

20	abrdn National Municipal Income Fund

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

e.  Issuer Risk:
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. In an increasingly interconnected financial market, the adverse changes in the financial conditions of one issuer may negatively affect other issuers.
f.  Municipal Securities Risk
The Fund is subjected to municipal securities risk. Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term municipal bonds and higher for long term municipal bonds.
Municipal Bond Tax Risk. A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.
Municipal Market Volatility and Illiquidity Risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.
Municipal Sector Risk. From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
g.  Sector Risk:
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
h.  Tobacco Related Bonds Risk
The Fund is subject to Tobacco Related Bonds Risk. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, the MSA, to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.
8.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

9.  Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of March 31, 2024, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$241,799,934	$6,972,324	$(5,234,557)	$1,737,767
10.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of March 31, 2024, other than as noted below.
abrdn National Municipal Income Fund	21

Notes to  Financial Statements (unaudited)  (concluded)
March 31, 2024

On April 9, 2024 and May 9, 2024 the Fund announced that it will pay on April 30, 2024 and May 31, 2024, respectively, a distribution of US $0.0450 per share to all shareholders of record as of April 23, 2024 and May 23, 2024, respectively.
On May 24, 2024, the Board of abrdn plc announced Stephen Bird would be leaving abrdn effective June 30, 2024.
22	abrdn National Municipal Income Fund

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Trustees of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE American, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE American or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

abrdn National Municipal Income Fund	23

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

24	abrdn National Municipal Income Fund

Corporate Information

Trustees
Todd Reit, Chair
Stephen Bird
C. William Maher
Nancy Yao
Investment Adviser
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

The Financial Statements as of March 31, 2024, included in this report, were not audited and accordingly, no opinion is expressed thereon.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn National Municipal Income Fund are traded on the NYSE American under the symbol “VFL.” Information about the Fund’s net asset value and market price is available at www.abrdnvfl.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn National Municipal Income Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

VFL-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended March 31, 2024, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Recovery of Erroneously Awarded Compensation

Not appliable

Item 14. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn National Municipal Income Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn National Municipal Income Fund

Date: June 10, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn National Municipal Income Fund

Date: June 10, 2024

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of
abrdn National Municipal Income Fund

Date: June 10, 2024